UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 12, 2016

GENON ENERGY, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-16455 (Commission File Number)	76-0655566 (IRS Employer Identification No.)

804 Carnegie Center, Princeton, New Jersey 08540 (Address of principal executive offices, including zip code)

(609) 524-4500 (Registrant’s telephone number, including area code)

211 Carnegie Center, Princeton, New Jersey 08540 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01 Other Events.

On July 12, 2016, GenOn Energy, Inc., through its subsidiary NRG Wholesale Generation LP, completed the sale of the Aurora Generating Station, a 878 megawatt natural gas facility located in Aurora, Illinois, to RA Generation, LLC for cash consideration of $369 million, which includes $4 million in adjustments for the PJM 2019/2020 Auction results and estimated working capital, which is subject to further adjustment. Proceeds from the sale are expected to be used for general corporate purposes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GenOn Energy, Inc.
(Registrant)

Dated: July 18, 2016	By:	/s/ Brian E. Curci
Brian E. Curci
Corporate Secretary